                                                             SCHEDULE 14A
                                                            (RULE 14a-101)
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                                                       SCHEDULE 14A INFORMATION

                                             Proxy Statement Pursuant to Section 14(a) of
                                                  the Securities Exchange Act of 1934
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[  ]   Preliminary Proxy Statement
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[  ]   Definitive Proxy Statement
[ X]   Definitive Additional Materials
[  ]   Soliciting Material Under Rule 14a-12

                                                        THE WALT DISNEY COMPANY
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                                           (Name of Registrant as Specified in its Charter)

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                                (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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The following statement was issued by The Walt Disney Company on February 25, 2004, in response to a report by Glass Lewis & Co. on
Disney's annual meeting and may be deemed "soliciting materials" within the meaning of the Securities Exchange Act of 1934, as amended, and the regulations of the Securities and Exchange Commission issued thereunder:

This report is a side show by Glass Lewis, an upstart company that is trying to grab publicity that diverts attention from the fact that Disney's record of building value is indisputable and that it is a well-managed company with world-class governance and a laser-focus on building shareholder value that is on track for earnings growth from continuing operations in excess of 30 percent this year and double-digit growth through 2007.

This report is laced with one-sided allegations and opinions that have not been subjected to any objective test of truth, and should be viewed as such; as well as riddled with serious factual errors. For example, the report says Disney purchased the ABC television network for $19 billion and then suggests that it was a questionable deal.  In fact, Disney acquired the entirety of Capital
Cities/ABC for that price, which included a set of extremely valuable assets including ESPN, owned and operated television stations, and radio stations and a radio network in addition to the ABC network, a transaction that is widely viewed as a successful acquisition.

Some of the statements in this release constitute forward-looking statements within the meaning of Section 21E of the Securities
Exchange Act of 1934. Actual results may differ materially from the results implied by these forward-looking statements, depending on a variety of factors including the general state of the economy and other factors identified in our filings with the Securities and Exchange Commission, including our most recent Report on Form 10-K. We undertake no responsibility to update those statements.